UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2023

 (Exact name of the registrant as specified in its charter)

Delaware		001-36636	05-0412693
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)

One Citizens Plaza
Providence,	RI		02903
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (203) 900-6715

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Citizens Financial Group, Inc. (NYSE: CFG, “Citizens” or the “Company”) today responds to media reports regarding customer complaints associated with Colorado Bankers Life Insurance (CBL). CBL is currently in rehabilitation with the Commissioner of Insurance of the State of North Carolina related to large-scale criminal fraud charges against its controlling shareholder, Greg Lindberg, impacting certain customers who purchased CBL fixed annuities.

From November 2017 to October 2018, Citizens (along with many other broker dealers and insurance agents) provided fixed annuity products to customers underwritten by CBL. Citizens conducted appropriate diligence on CBL and considered CBL’s investment rating and third-party research in placing CBL’s products on its platform. At the time, CBL’s Financial Strength rating was investment grade equivalent from AM Best. Citizens also noted that ALIRT Insurance Research had issued a 65 rating for CBL, well above the industry average, and an overall “Size and Credit Quality” rating of “A”, in their report as of June 2017.

In October 2018, Citizens became aware of an investigation into Lindberg and halted sales of CBL’s fixed annuities. Since that time Citizens has been closely monitoring the rehabilitation and liquidation process in North Carolina, with impacted customers currently unable to access their CBL annuity funds. For customers experiencing hardship as a result, Citizens has been offering liquidity programs to help alleviate the impacts while CBL remains in rehabilitation. The significant majority of the annuities sold are below the level of state insurance guarantees.

Citizens does not deem this matter to present material financial exposure to the Company.

The information in this Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this information be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ John F. Woods
John F. Woods
Vice Chairman and Chief Financial Officer
Date:  March 30, 2023